SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest event reported): December 16, 1999




                        MLCC Mortgage Investors, Inc.
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           (Exact name of registrant as specified in its character)



                                   Delaware
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(State or other jurisdiction of incorporation or organization)





             333-14253                                   59-3247986
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     (Commission File Number)                 (IRS Employer Identification No.)




                         MLCC Mortgage Investors, Inc.
                         4802 Deer Lake Drive East
                         Jacksonville, FL  32246
                         Attention: General Counsel
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            (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: 904-928-6000




                                Not applicable
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        (Former name or former address, if changed since last report)

Item 5.  Other Events
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     Filing of Independent Auditors' Consent.
     ----------------------------------------

          Filed herewith, as an exhibit to registrant's registration statement (registration no. 333-14253), is the Independent Auditors' Consent of KPMG LLP.

     Incorporation by reference of Financial Statements of AMBAC Indemnity
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     Corporation
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         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Ambac Assurance Corporation, SEC No-Action Letter (December 19, 1996), the Company will incorporate by reference the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three year period ending December 31, 1998 included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 1999 and for the periods ended September 30, 1999 and September 30, 1998 included in the quarterly report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1999 (which was filed with the Securities and Exchange Commission on November 12, 1999). Such financial statements will be referred to in the prospectus supplement relating to the Company's Mortgage Loan Asset Backed Pass-Through Certificates, Series 1999-A. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG LLP ("KPMG") to the use of their name in such prospectus supplement. The consent of KPMG is attached hereto as
Exhibit 23.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------

         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         23.4     Independent Auditors Consent of KPMG LLP

                                  SIGNATURES
                                  ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MLCC MORTGAGE INVESTORS, INC.



                                     By: /s/Laurel A. Davis
                                         -------------------------------------
                                          Laurel A. Davis
                                          Vice President & Assistant Secretary


Dated:   December 16, 1999

                                 Exhibit Index
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           Exhibit                                                Page
           -------                                                ----

           23.4                                                     6

                                 EXHIBIT 23.4



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
AMBAC Indemnity Corporation:


     We consent to the incorporation by reference in the registration statement (No. 333-14253) of MLCC Mortgage Investors, Inc.. (the "Registrant"), and the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated December 16, 1999, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                              /s/ KPMG LLP

                                              KPMG LLP


New York, New York
December 17, 1999